                                                                 EXHIBIT 10.21



                            ASSET PURCHASE AGREEMENT


                                     AMONG

                             PATTERSON ENERGY, INC.

                           PATTERSON DRILLING COMPANY

                                      AND

                               RIG I GROUP, INC.

                             PHOENIX DRILLING, INC.

                         WELCH & HOWELL DRILLING, INC.

                                      AND

                             IMPERIAL EQUIPMENT CO.

                               TABLE OF CONTENTS


                                                                                                           Page
                                                                                                           ----
ARTICLE I

THE ASSET PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         SECTION 1.1 The Asset Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         SECTION 1.2 Purchase Consideration.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         SECTION 1.3 Sales Tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         SECTION 1.4 Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PEC AND PDC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         SECTION 2.1 Organization, Standing and Power . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         SECTION 2.2 PEC Capital Structure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         SECTION 2.3 Authority; Non-Contravention . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         SECTION 3.1 Representations and Warranties of Rig I, Phoenix and Welch & Howell. . . . . . . . . .  3
         SECTION 3.2 Representations and Warranties of Rig I  . . . . . . . . . . . . . . . . . . . . . . .  4
         SECTION 3.3 Representations and Warranties of Phoenix  . . . . . . . . . . . . . . . . . . . . . .  5
         SECTION 3.4 Representations and Warranties of Welch & Howell . . . . . . . . . . . . . . . . . . .  6
         SECTION 3.5 Representations and Warranties of Imperial . . . . . . . . . . . . . . . . . . . . . .  7

ARTICLE IV

ADDITIONAL AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         SECTION 4.1 Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         SECTION 4.2 Reasonable Efforts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         SECTION 4.3 Public Announcements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         SECTION 4.5 Sellers' Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE V

CONDITIONS PRECEDENT TO THE ASSET PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

         SECTION 5.1 Conditions to Each Party's Obligation to Effect the Stock Purchase . . . . . . . . .   10
         SECTION 5.2 Conditions to Obligation of the Sellers to Effect the Asset Purchase . . . . . . . .   10
         SECTION 5.3 Conditions to Obligations of PEC and PDC to Effect the Asset Purchase  . . . . . . .   11

ARTICLE VI

GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         SECTION 6.1 Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         SECTION 6.2 Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         SECTION 6.3 Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         SECTION 6.4 Entire Agreement; No Third-Party Beneficiaries . . . . . . . . . . . . . . . . . . .   14
         SECTION 6.5 Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         SECTION 6.6 Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         SECTION 6.7 Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         SECTION 6.8 Enforcement of This Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         SECTION 6.9 Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         SECTION 6.10 Facsimile Signatures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

                            ASSET PURCHASE AGREEMENT


                 ASSET PURCHASE AGREEMENT, dated as of December ___, 1996 (this "Agreement"), among Patterson Energy, Inc. ("PEC"), a Delaware corporation, Patterson Drilling Company ("PDC"), a Delaware corporation and a wholly-owned subsidiary of PEC, and Rig I Group, Inc. ("Rig I"), a California corporation, Phoenix Drilling, Inc. ("Phoenix"), a California corporation, Welch & Howell Drilling, Inc. ("Welch & Howell"), a California corporation and Imperial Equipment Co. ("Imperial"), a California general partnership (Rig I, Phoenix, Welch & Howell, and Imperial are collectively referred to herein as the "Sellers").

                                  WITNESSETH:

                 WHEREAS, Rig I, Phoenix and Welch & Howell as a group own three drilling rigs, known respectively, as Rig 2, Rig 4, and Rig 11 (Rig 2, Rig 4 and Rig 11, together with the related drilling equipment, are collectively referred to herein as the "Drilling Rigs") and Imperial owns certain cranes, trucks and miscellaneous equipment (collectively referred to herein as "Equipment"), all as more particularly described on Annex 1 in the case of the Drilling Rigs and Annex 2 in the case of the Equipment;

                 WHEREAS, PDC desires to purchase, and the respective Sellers desire to sell, all of the right, title and interest of Rig I, Phoenix and Welch & Howell in the Drilling Rigs and of Imperial in the Equipment (the "Asset Purchase") for the consideration set forth and provided for herein; and

                 WHEREAS, PEC and PDC, on the one hand, and the Sellers, on the other, desire to make certain representations, warranties and agreements in connection with the Asset Purchase.

                 NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:



I
                               THE ASSET PURCHASE

 .1        The Asset Purchase. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.3 below) provided herein, PDC shall purchase from the Sellers and the Sellers shall sell to PDC, all of their respective rights, title and interests in and to the Drilling Rigs and the Equipment "as is, where is," which interests shall total 100%.

 .2        Purchase Consideration. PEC and PDC agree to pay the following consideration to the Sellers at the Closing for all of the rights, title and interests of the Sellers in and to the Drilling Rigs and the Equipment: (a) $100,000 cash; (b) $400,000 aggregate principal amount promissory notes of PDC in the form attached hereto as Exhibit A (the "Notes"); and (c) 52,000 shares of PEC Common Stock (the cash, Notes and PEC Common Stock are collectively referred to herein as the "Purchase Consideration"). The Purchase Consideration shall be issued or paid to the respective Sellers in the amounts and for their respective interests in the Drilling Rigs and the Equipment as set forth in the following table:

                                                                       AMOUNT OF PURCHASE PRICE
                                                                ---------------------------------------

                                                                              PRINCIPAL         NUMBER OF
                                    INTERESTS IN                              AMOUNT OF       SHARES OF PEC
 NAME OF SELLER               DRILLING RIGS/EQUIPMENT          CASH             NOTE           COMMON STOCK
 --------------               -----------------------          ----           --------         ------------
 Rig I . . . . . . . . . .    Drilling Rigs(1)            $     -          $      -                4,250

 Phoenix . . . . . . . . .    Drilling Rigs(1)            $     -          $      -               28,000

 Welch & Howell  . . . . .    Drilling Rigs(1)            $     -          $ 400,000              -

 Imperial  . . . . . . . .    Equipment(2)                $ 100,000        $      -               19,750

__________
(1) 100% interest.
(2) 100% interest.



 .3        Sales Tax. Sellers agree to pay any and all sales tax due with respect to the Asset Purchase.

 .4        Closing. The closing of the Asset Purchase (the "Closing") shall take place at 9:00 a.m., local time, on December 5, 1996, at the offices of PEC, in Snyder, Texas or at such other time and place as PDC and the Sellers shall agree.




II
                 REPRESENTATIONS AND WARRANTIES OF PEC AND PDC


                 PEC and PDC represent and warrant to the Sellers as follows:

 .1        Organization, Standing and Power. Each of PEC and PDC is a
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted.

 .2        PEC Capital Structure. The authorized capital stock of PEC consists of 9,000,000 shares of Common Stock ("PEC Common Stock") and 1,000,000 shares of Preferred Stock ("PEC Preferred Stock"). At the close of business on November 15, 1996, (i) 4,828,449 shares of PEC Common Stock were validly issued and outstanding, fully paid and nonassessable and free of preemptive rights,
(ii) 383,910 shares of PEC Common Stock were reserved for issuance upon exercise of then outstanding options and warrants, and (iii) no shares of PEC Preferred Stock were issued or outstanding. All shares of PEC Common Stock to be issued in the Asset Purchase as provided in Section 1.2 above will be, when so issued, duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights.

 .3        Authority; Non-Contravention. Each of PEC and PDC has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. The execution and delivery by PEC and PDC of this Agreement and the consummation by PEC and PDC of the Asset Purchase have been duly authorized by all necessary corporate action on the part of PEC and PDC. This Agreement has been duly executed and delivered by PEC and PDC and (assuming the valid authorization, execution and delivery of this Agreement by the Sellers) constitutes a valid and binding obligation of PEC and PDC enforceable against PEC and PDC in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). No filing or registration with, or authorization, consent or approval of, any domestic (federal and state), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal (a "Governmental Agency") is required by or with respect to PEC or PDC in connection with the execution and delivery of this Agreement by PEC and PDC or is necessary for the consummation by PEC and PDC of the Asset Purchase and the other transactions contemplated by this Agreement.


III
                 REPRESENTATIONS AND WARRANTIES OF THE SELLERS


 .1        Representations and Warranties of Rig I, Phoenix and Welch & Howell.

                 (a) Title. Set forth in Annex 1 is a description of each of the Drilling Rigs. Rig I, Phoenix and Welch & Howell, as a group, have good and indefeasible title to a 100% interest in each of the Drilling Rigs subject to no Liens except for (i) Liens for taxes not yet delinquent or the validity of which is being contested in good faith, and (ii) any Liens arising by operation of law securing obligations not yet overdue.

 .2        Representations and Warranties of Rig I. Rig I represents and warrants to PEC and PDC as follows:

                 (a) Organization, Standing and Power. Rig I is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to carry on its business as now being conducted.

                 (b) Capital Structure; Ownership of Rig I Stock. The authorized capital stock of Rig I consists of 1,000,000 shares of Common Stock, of which 220,000 shares are issued and outstanding, fully paid and nonassessable and free of preemptive rights. Annex 3.2 to this Agreement sets forth a true and correct list of the ownership of the capital stock of Rig I by the stockholders of Rig I.

                 (c) Authority; Non-Contravention. Rig I has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. This Agreement has been duly executed and delivered by Rig I and (assuming the valid authorization, execution and delivery of this Agreement by PEC and PDC) constitutes a valid and binding obligation of Rig I enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement do not, and the consummation of the Asset Purchase and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice of lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charges or encumbrances upon any of the properties or assets of Rig I under, any provision of (i) the Articles of Incorporation or Bylaws of Rig I, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Rig I or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Rig I or any of its properties or assets. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to Rig I in connection with the execution and delivery of this Agreement by Rig I or is necessary for the consummation by Rig I of the Asset Purchase.

                 (d) Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of Rig I, threatened against Rig I at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

                 (e) Brokers. Except as set forth in Schedule 3.2(e), no broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Rig I.

 .3        Representations and Warranties of Phoenix. Phoenix represents and warrants to PEC and PDC as follows:

                 (a) Organization, Standing and Power. Phoenix is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to carry on its business as now being conducted.

                 (b) Capital Structure; Ownership of Phoenix Stock. The authorized capital stock of Phoenix consists of 5,000,000 shares of Common Stock, of which 535,000 shares are issued and outstanding, fully paid and nonassessable and free of preemptive rights. Annex 3.3 to this Agreement sets forth a true and correct list of the ownership of the capital stock of Phoenix by the stockholders of Phoenix.

                 (c) Authority; Non-Contravention. Phoenix has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. This Agreement has been duly executed and delivered by Phoenix and (assuming the valid authorization, execution and delivery of this Agreement by PEC and PDC) constitutes a valid and binding obligation of Phoenix enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement do not, and the consummation of the Asset Purchase and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice of lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charges or encumbrances upon any of the properties or assets of Phoenix under, any provision of (i) the Articles of Incorporation or Bylaws of Phoenix, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Phoenix or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Phoenix or any of its properties or assets. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to Phoenix in connection with the execution and delivery of this Agreement by Phoenix or is necessary for the consummation by Phoenix of the Asset Purchase.

                 (d) Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of Phoenix, threatened against Phoenix at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

                 (e) Brokers. Except as set forth in Schedule 3.2(e), no broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Phoenix.

 .4        Representations and Warranties of Welch & Howell. Welch & Howell
represents and warrants to PEC and PDC as follows:

                 (a) Organization, Standing and Power. Welch & Howell is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to carry on its business as now being conducted.

                 (b) Capital Structure; Ownership of Welch & Howell Stock. The authorized capital stock of Welch & Howell consists of 1,000,000 shares of Common Stock, of which 1,500 shares are issued and outstanding, fully paid and nonassessable and free of preemptive rights. Annex 3.4 to this Agreement sets forth a true and correct list of the ownership of the capital stock of Welch & Howell by the stockholders of Welch & Howell.

                 (c) Authority; Non-Contravention. Welch & Howell has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. This Agreement has been duly executed and delivered by Welch & Howell and (assuming the valid authorization, execution and delivery of this Agreement by PEC and PDC) constitutes a valid and binding obligation of Welch & Howell enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement do not, and the consummation of the Asset Purchase and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice of lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charges or encumbrances upon any of the properties or assets of Welch & Howell under, any provision of (i) the Articles of Incorporation or Bylaws of Welch & Howell, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Welch & Howell, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Welch & Howell or any of its respective properties or assets. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to Welch & Howell in connection with the execution and delivery of this Agreement by Welch & Howell or is necessary for the consummation by Welch & Howell of the Asset Purchase.

                 (d) Litigation. Except as set forth in Schedule 3.4(d), there is no suit, action, investigation or proceeding pending or, to the knowledge of Welch & Howell, threatened against Welch & Howell at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

                 (e) Brokers. Except as set forth in Schedule 3.2(e), no broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Welch & Howell.

 .5        Representations and Warranties of Imperial. Imperial represents and warrants to PEC and PDC as follows:

                 (a) Organization and Ownership. Imperial is a general partnership under the laws of the State of California and has the requisite power and authority to carry on its business as now being conducted. Annex 3.5 to this Agreement sets forth a true and correct list of the ownership of Imperial.

                 (b) Authority; Non-Contravention. Imperial and its partners have all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. This Agreement has been duly executed and delivered by Imperial and its partners and (assuming the valid authorization, execution and delivery of this Agreement by PEC and PDC) constitutes a valid and binding obligation of Imperial and its partners enforceable against them in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement do not, and the consummation of the Asset Purchase and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice of lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charges or encumbrances upon any of the properties or assets of Imperial under, any provision of (i) the Partnership Agreement of Imperial,
(ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Imperial or either of its partners or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Imperial or either of its partners or any of their respective properties or assets. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to Imperial or either of its partners in connection with the execution and delivery of this Agreement by Imperial or either of its partners or is necessary for the consummation by Imperial or either of its partners of the Asset Purchase.

                 (c) Title. Set forth in Annex 2 is a description of the Equipment, complete in all material respects. Imperial has good and indefeasible title to a 100% interest in the Equipment, subject to no Liens except for (i) Liens for taxes not yet delinquent or the validity of which is being contested in good faith, and (ii) any Liens arising by operation of law securing obligations not yet overdue.

                 (d) Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of Imperial or either of its partners, threatened against Imperial or either of its partners at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

                 (e) Brokers. Except as set forth in Schedule 3.2(e), no broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Imperial or either of its partners.


IV
                             ADDITIONAL AGREEMENTS


 .1        Fees and Expenses. All costs and expenses incurred by PEC and PDC in connection with this Agreement and the transactions contemplated hereby shall be paid by PEC and PDC; such costs and expenses incurred by the respective Sellers shall be paid by the Sellers.

 .2        Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Asset Purchase and the other transactions contemplated by this Agreement and the prompt satisfaction of the conditions hereto.

 .3        Public Announcements. None of the Sellers shall issue any press release or make any public statement with respect to the Asset Purchase without the prior written consent of PDC.

         SECTION 4.4 Taxable Transaction; No Liquidation or Dissolution of Rig I or Phoenix. The Sellers acknowledge and agree that PEC and PDC intend that the Asset Purchase constitute a taxable purchase of assets for income tax purposes and that the Asset Purchase not qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, none of the Sellers shall take any action inconsistent with such intent and neither Rig I nor Phoenix shall: (a) adopt a plan of reorganization within the meaning of Sections 361 and 368 of the Code or
Section 1.368-2(g) of the Treasury Regulations; (b) dissolve, liquidate, or distribute all of its properties (or treat the undistributed assets as if they had been distributed and then contributed to the capital of a new corporation) during the 12-month period following the Closing or such longer period as may be necessary to cause Rig I and Phoenix to violate the distribution requirement of Code Section 368(a)(2)(G)(i); (c) request, under Code Section 368(a)(2)(G)(ii), a waiver of such distribution requirement; or (d) otherwise take any action to cause the Asset Purchase to qualify (or be treated) as a reorganization within the meaning of Code Section 368(a).

         SECTION 4.5 Sellers' Indemnification.

                 (a) After the Closing, Rig I and Phoenix shall severally, and William J. Nasif ("Nasif") and William P. Mason ("Mason") shall jointly and severally, indemnify and hold PEC and PDC harmless against and in respect of all actions, suits, demands, judgments, losses, costs and expenses, attorneys' fees of PEC or PDC relating to: (i) any misrepresentation, breach of any representation or warranty or breach or non-fulfillment of any agreement on the part of Rig I or Phoenix under this Agreement; or (ii) the failure of the Asset Purchase to be a taxable transaction for income tax purposes rather than a reorganization within the meaning of Code Section 368(a) as a result of misrepresentations, breach of any representation or warranty or breach or non-fulfillment of any agreement on the part of Rig I or Phoenix under this Agreement. Without limiting the generality of the foregoing, a "loss" resulting from a breach by Rig I or Phoenix of the agreement contained in Section 4.4 and a "loss" resulting from the failure of the Asset Purchase to be a taxable transaction as described in Section 4.5(a)(ii) hereof would include any loss incurred by PEC or PDC as a result of the inability to claim a cost basis in the Drilling Rigs and Equipment equal to the Purchase Consideration (rather than a carryover basis) for federal and state income tax purposes. The indemnification provided for in Section 4.5(a)(i) hereof shall terminate and be of no further force and effect two years from the Closing and the indemnification provided for in Section 4.5(a)(ii) hereof shall be of no further force or effect upon expiration of the applicable statutes of limitations on assessment of any federal or state income taxes resulting from the disallowance of a cost basis in Drilling Rigs and Equipment (as described above in this paragraph), except as to any claim for indemnification for a written notice of such claim has been given to Rig I or Phoenix and Nasif and Mason prior to the expiration of such two-year period or the expiration of such statutes of limitations (as the case may be).

                 (b) After the Closing, Welch & Howell and Imperial shall severally, and David J. Howell ("D Howell") and Frank J. Welch ("F Welch") shall jointly and severally, indemnify and hold PEC and PDC harmless against and in respect of all actions, suits, demands, judgments, losses, costs and expenses, attorneys' fees of PEC or PDC, relating to any misrepresentation, breach of any representation or warranty or breach or non-fulfillment of any agreement on the part of Welch & Howell or Imperial under this Agreement. This indemnification provided for in this Section 4.5(b) shall terminate and be of no further force and effect two years from the Closing, except as to any representation or warranty as to which a written notice of claim for indemnification has been given to D Howell and F Welch prior to the expiration of such two-year period.


V
                   CONDITIONS PRECEDENT TO THE ASSET PURCHASE


 .1        Conditions to Each Party's Obligation to Effect the Stock Purchase.
The respective obligations of each party to effect the Asset Purchase shall be subject to the fulfillment or waiver (where permissible) at or prior to the Closing of each of the following conditions:

                 (a) No Order. No Governmental Entity or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of prohibiting the Asset Purchase; provided that, in the case of any such decree, injunction or other order, each of the parties shall have used reasonable best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as practicable any decree, injunction or other order that may be entered.

 .2        Conditions to Obligation of the Sellers to Effect the Asset Purchase.
The obligation of the Sellers to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions; provided that the Sellers may waive any of such conditions in their sole discretion:

                 (a) Performance of Obligations; Representations and Warranties. PEC and PDC shall have performed in all material respects each of their respective agreements contained in this Agreement required to be performed on or prior to the Closing, each of the representations and warranties of PEC and PDC contained in this Agreement shall be true and correct on and as of the Closing.

                 (b) Officers' Certificate. PEC and PDC shall have furnished to the Sellers a certificate, dated the Closing, signed by the appropriate officers of PEC and PDC, certifying to the effect that to the best of the knowledge and belief of PEC and PDC, the conditions set forth in Section
5.1 and this Section 5.2(a) have been satisfied in full.

                 (c) Payment and Issuance of Purchase Consideration. PEC and PDC shall have made delivery of the Purchase Consideration as provided in
Section 1.2 of this Agreement.

                 (d) Registration Rights Agreement. PEC shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Exhibit B.

 .3        Conditions to Obligations of PEC and PDC to Effect the Asset
Purchase. The obligations of PEC and PDC to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, provided that PEC and PDC may waive any such conditions in their sole discretion:

                 (a) Performance of Obligations; Representations and Warranties. The Sellers shall have performed in all material respects each of their agreements contained in this Agreement required to be performed on or prior to the Closing, each of the respective representations and warranties of the Sellers contained in this Agreement shall be true and correct on and as of the Closing.

                 (b) Officers' or Partners' Certificate. Each of the Sellers shall have furnished to PEC and PDC a certificate, dated the Closing, certifying to the effect that to the best of its knowledge and belief, the conditions set forth in Section 5.1 and this Section 5.3(a) have been satisfied.

                 (c) Opinion of Counsel. PEC and PDC shall have received an opinion of counsel from Howell Moore & Gough LLP, Santa Barbara, California, counsel to the respective Sellers, dated the Closing, substantially to the effect that:

                 (i) The incorporation, existence, good standing and capitalization of the respective corporate Sellers are as stated in this Agreement.

                 (ii) This Agreement has been duly authorized, executed and delivered by each of the Sellers, and (assuming the due and valid authorization, execution and delivery by PEC and PDC) constitutes the legal, valid and binding agreement of such Seller enforceable against such Seller in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                 (iii) The execution and performance by the Sellers of this Agreement will not violate the Articles of Incorporation or Bylaws of the respective corporate Sellers or the Partnership Agreement in the case of Imperial and will not violate, result in a breach of, or constitute a default under, any material lease, mortgage, contract, agreement, instrument, law, rule, regulation, judgment, order or decree known to such counsel to which any of the Sellers is a party or to which they or any of their properties or assets may be bound.

                 (iv) To the knowledge of such counsel, other than as set forth in Schedule 3.4(d), there are no actions, suits or proceedings, pending or threatened against or affecting any of Sellers by any Governmental Entity which seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

                 (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body which has not been obtained is required on behalf of any of the Sellers for consummation of the transactions contemplated by this Agreement.

In rendering such opinion, counsel for the Sellers may rely as to matters of fact upon the representations of officers or partners of the Sellers contained in any certificate delivered to such counsel and certificates of public officials.

         Such opinion shall be limited to the laws of the United States of America and the State of California.

                 (d) Bill of Sale. The respective Sellers shall have executed and delivered the respective Bill of Sale and Assignments in the form attached hereto as Exhibits C-1 and C-2, as the case may be.

                 (e) Investment Representation Letters. Each of the Sellers and the stockholders or partners of the Sellers shall have executed and delivered an investment representation letter substantially in the form attached hereto as Exhibits D-1 and D-2.


VI
                               GENERAL PROVISIONS

 .1        Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier or telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (a)      if to PEC or PDC, to

                          Patterson Energy, Inc.
                          4510 Lamesa Highway
                          P.O. Drawer 1416
                          Snyder, Texas  79549

                          Attention:   Cloyce A. Talbott
                                       Chairman and Chief Executive Officer

                 with copies to:

                          Thomas H. Maxfield, Esq.
                          Baker & Hostetler
                          303 East 17th Avenue, Suite 1100
                          Denver, Colorado  80203-1264

                 (b)      if to Welch & Howell or Imperial, to

                          David J. Howell
                          Frank J. Welch
                          c/o Welch & Howell Drilling, Inc.
                          P.O. Box 1851
                          El Centro, California 92244


                 with copies to:

                          Weldon U. Howell, Jr., Esq.
                          Howell Moore & Gough LLP
                          812 Presidio Avenue
                          Santa Barbara, California  93101


                 (c)      if to Phoenix, to

                          William J. Nasif
                          c/o Nasif, Hicks, Harris & Co.
                          1111 Garden Street, Suite 200
                          Santa Barbara, California 93101

                 with copies to:

                          Weldon U. Howell, Jr., Esq.
                          Howell Moore & Gough LLP
                          812 Presidio Avenue
                          Santa Barbara, California  93101


                 (d)      if to Rig I, to:

                          William P. Mason
                          c/o Gilford Securities Incorporated
                          500 C. Newport Center Drive
                          Newport Beach, California  92661

                 with copies to:

                          Weldon U. Howell, Jr., Esq.
                          Howell Moore & Gough LLP
                          812 Presidio Avenue
                          Santa Barbara, California  93101



 .2        Interpretation. When a reference is made in this Agreement to a
Section, such reference shall be to a Section of this Agreement unless otherwise indicated, and the words "hereof', "herein" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

 .3        Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

 .4        Entire Agreement; No Third-Party Beneficiaries. This Agreement,
including the documents and instruments referred to herein, (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person other than the parties any rights or remedies hereunder; provided, however, that legal counsel for the Sellers hereto may rely upon the representations and warranties of the respective Sellers contained herein and in the certificates delivered pursuant to Sections 5.3(b) and (c).

 .5        Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

 .6        Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

 .7        Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

 .8        Enforcement of This Agreement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

 .9        Attorneys' Fees. Should any action or proceeding be necessary to construe or enforce the terms or conditions of this Agreement, or the application or validity thereof, then the party prevailing in such action shall be entitled to recover its reasonable attorneys' fees and other court costs, together with any costs and attorneys' fees incurred in enforcing any judgment entered therein.

 .10       Facsimile Signatures. Signatures of the parties to this Agreement or on any document or instrument delivered pursuant to this Agreement shall be deemed to be original signatures and shall be sufficient to bind the parties. Each party covenants to deposit the original, manually signed document for delivery by courier or by registered or certified mail to the party to whom such facsimile signature was transmitted within two business days after the date of any such facsimile transmission.

                 IN WITNESS WHEREOF, PEC, PDC and each of the Sellers have executed this Agreement as of the date first written above.

                                                   PEC:

                                                   PATTERSON ENERGY, INC.


                                                   By: /s/ CLOYCE A. TALBOTT
                                                       ------------------------
                                                       Cloyce A. Talbott
                                                       Chief Executive Officer
Attest:


/s/ JAMES C. BROWN
-------------------------
James C. Brown, Secretary

                                                   PDC:

                                                   PATTERSON DRILLING COMPANY


                                                   By: /s/ CLOYCE A. TALBOTT
                                                       ------------------------
                                                       Cloyce A. Talbott
                                                       Chief Executive Officer
Attest:


/s/ JAMES C. BROWN
-------------------------
James C. Brown, Secretary

                                                   SELLERS:

                                                   RIG I GROUP, INC.

                                                  By: /s/ WILLIAM P. MASON
                                                      --------------------------
                                                      William P. Mason
                                                      President

                                                   PHOENIX DRILLING, INC.


                                                  By: /s/ WILLIAM J. NASIF
                                                      --------------------------
                                                      William J. Nasif
                                                      President


                                                   WELCH & HOWELL DRILLING, INC.


                                                  By: /s/ DAVID J. HOWELL
                                                      --------------------------
                                                      David J. Howell
                                                      President



                                                   IMPERIAL EQUIPMENT CO.


                                                  By: /s/ DAVID J. HOWELL
                                                      --------------------------
                                                      David J. Howell, Partner


                                                  By: /s/ FRANK J. WELCH
                                                      --------------------------
                                                      Frank J. Welch, Partner



         THE UNDERSIGNED, BEING OFFICERS, DIRECTORS AND STOCKHOLDERS OF RIG I GROUP, INC. AND PHOENIX DRILLING, INC. AGREE TO BE BOUND BY THE
INDEMNIFICATION PROVISIONS OF SECTION 4.5(a) OF THIS AGREEMENT.



                                                  /s/ WILLIAM J. NASIF
                                                  -----------------------------
                                                     William J. Nasif

                                                   /s/ WILLIAM P. MASON
                                                   ---------------------------
                                                   William P. Mason


         THE UNDERSIGNED PERSONS, BEING THE SOLE STOCKHOLDERS OF WELCH & HOWELL DRILLING, INC. AND THE SOLE PARTNERS OF IMPERIAL EQUIPMENT CO. HEREBY AGREE TO BE BOUND BY THE INDEMNIFICATION PROVISIONS OF SECTION 4.5(b) OF THIS AGREEMENT.



                                                   /s/ DAVID J. HOWELL
                                                   ---------------------------
                                                   David J. Howell



                                                   /s/ FRANK J. WELCH
                                                   ---------------------------
                                                   Frank J. Welch

                                    ANNEX 1
                                       TO
                            ASSET PURCHASE AGREEMENT

                                    ANNEX 2
                                       TO
                            ASSET PURCHASE AGREEMENT



                            DESCRIPTION OF EQUIPMENT


                                                   LICENSE                                                           VIN
CRANES

   82 ton 71 Linkbelt                              1LRE853                                                       18H A335

   50 ton Hydro 81 Linkbelt                        2EMX372                                                       36H 1774


MISC EQUIPMENT

   Superior 700 drawworks w/ (2) 3412 Cat engines

   Gardner Denver 37 1/2" rotary table


TRUCKS

   93 Freightliner                                 9C15047                                             1FUYDXYB9PP47 9258

   91 Freightliner                                 4E61203                                             1FUYDXYB4MP50 2813

   91 Freightliner                                 4E61204                                             1FUYDXYB6MP50 2814

   91 Freightliner                                 4E61202                                             1FUYDXYB2MP50 2815

   81 AutoCar                                      3DAP300                                             1WBRCCJEXBU09 3469

   80 International                                3Y21653                                                 AA185KHA1 6222

TRAILERS

   48' lowboy '81 Leffler                          1UC8168                                                    OTCN07 9085

   48' lowboy '81 Leffler                          1UC8216                                                    OTCN21 1790

   48' lowboy '81 Hercules                         1US3548                                             1HZL48308B100 2855

   40' float '81 Nuttal                            XU5070                                                       NMC5 0218

   40' float '81 Nuttal                            XU5071                                                       NMC5 0215

   40' float '81 Nuttal                            XU5072                                                       NMC5 0216


                                                   LICENSE                                                      VIN

   40' float '81 Nuttal                            XU5073                                                       NMC5 0217

   40' float '81 Nuttal                            XU5074                                                       NMC5 0214

   40' flatbed '81 Lufkin                          UX7133                                              1Lo1B4027B105 8113

   40' flatbed '66 Fruehauf                        XC8460                                                      VVG35 1904

   40' flatbed '78 Aztec                           XM8419                                                        HT1 9991

   40' flatbed '82 Aztec                           XP5901                                              1AZBG1A12B101 2516

   40' flatbed '82 Aztec                           XP5902                                              1AZBG1A14B101 2517

   40' flatbed '82 Aztec                           XP5903                                              1AZBG1A16B101 2518

   35' lowboy '75 Fruehauf                         XT4283                                                      FWS66 8107

                                   ANNEX 3.2
                                       TO
                            ASSET PURCHASE AGREEMENT


                             RIG I STOCKHOLDER LIST




 SHARES         STOCKHOLDER                         SHARES           STOCKHOLDER
 ------         -----------                         ------           -----------
 20,000         C. Kenneth Grailer                  12,500           Ralph Worthington IV
                1 Ironside Street, #7                                One E. 60th Street
                Marina del Rey, CA  90291                            New York, NY  10022
                TIN: ###-##-####                                     TIN: ###-##-####

 12,500         H. Robert Holmes                    48,500           Robert G. Worrall
                401 S. LaSalle Street, Suite 900                     Sole and Separate Property
                Chicago, IL  60605                                   c/o Bonnie Ross
                TIN: ###-##-####                                     1112 Berkeley Street
                                                                     Santa Monica, CA  90403
                                                                     TIN: ###-##-####

 40,000         Eugene F. Zannon                    28,500           Suzanne D. Worrall
                1387 School House Road                               Single Woman
                Santa Barbara, CA  93108                             17278 Avenida De La
                TIN: ###-##-####                                      Herradura
                                                                     Pacific Palisades, CA 90272
                                                                     TIN: ###-##-####

 25,000         William P. Mason                    10,000           William J. Nasif
                1830 Old Ranch Road                                  1111 Garden Street, Suite 200
                Los Angeles, CA  90049                               Santa Barbara, CA 93101
                TIN: ###-##-####                                     TIN: ###-##-####

 25,000         John D. Nichols
                900 Mount Pleasant Road
                Winnetka, IL  60093
                TIN: ###-##-####

                                SCHEDULE 3.2(e)
                                       TO
                            ASSET PURCHASE AGREEMENT




         Sellers may compensate selected representative(s) of Sellers for their services in arranging the transaction contemplated by the Agreement. Sellers are solely responsible for such compensation and shall indemnify and hold PDC and PEC harmless from any liability for such obligation.

                                   ANNEX 3.3
                                       TO
                            ASSET PURCHASE AGREEMENT


                            PHOENIX STOCKHOLDER LIST


 SHARES         STOCKHOLDER                         SHARES           STOCKHOLDER
 ------         -----------                         ------           -----------
 10,000         Jack E. & Linda L. Tucker           50,000           Robert G. Worrall
                Husband and Wife as                                  Sole and Separate Property
                 Community Property                                  c/o Bonnie Ross
                501 Marin Street, Suite 114                          1112 Berkeley Street
                Thousand Oaks, CA  91360                             Santa Monica, CA  90403
                TIN: ###-##-####                                     TIN: ###-##-####

 50,000         Betty Temple Howell                 25,000           Suzanne D. Worrall
                Sole and Separate Property                           Single Woman
                The Athena #814                                      17278 Avenida De La
                6335 West N.W. Highway                                Herradura
                Dallas, Texas  75225                                 Pacific Palisades, CA 90272
                TIN: ###-##-####                                     TIN: ###-##-####

 110,000        Eugene F. & Gailina K. Zannon       42,000           David J. & Susan T. Howell
                Husband and Wife as                                  Husband and Wife as
                 Community Property                                   Community Property
                1387 School House Road                               2453 Mandeville Canyon Road
                Santa Barbara, CA  93108                             Los Angeles, CA  90049
                TIN: ###-##-####

 25,000         George A. Finck, Trustee            42,000           Frank J. & Bonita B. Welch
                Trust U/D/T DTD 11/24/80                             Husband and Wife as
                145 Laurel Street                                     Community Property
                San Francisco, CA  94118                             1723 Lotus
                TIN: 95-6717306                                      El Centro, CA  92243
                                                                     TIN: ###-##-####
 75,000         Estate of Jean M. Richards          56,000           William J. & Eileen A. Nasif
                Ted Richards, III, Executor                          Husband and Wife as
                Sole and Separate Property                            Community Property
                1096 Acanto Place                                    1111 Garden Street, Ste. 200
                Los Angeles, CA  90049                               Santa Barbara, CA  93101
                (310) 476-3775                                       TIN: ###-##-####
                TIN: 95-7004785

                                                    50,000           Ted Richards, III
                                                                     28128 Pacific Coast Hwy, #21
                                                                     Malibu, CA  90265
                                                                     TIN: ###-##-####

                                   ANNEX 3.4
                                       TO
                            ASSET PURCHASE AGREEMENT


                        WELCH & HOWELL STOCKHOLDER LIST



                         SHARES                        STOCKHOLDER
                         ------                        -----------
                          750                          David J. Howell
                                                       2453 Mandeville Canyon Road
                                                       Los Angeles, CA  90049
                                                       TIN: ###-##-####

                          750                          Frank J. Welch
                                                       1723 Lotus
                                                       El Centro, CA  92243
                                                       TIN: ###-##-####

                                SCHEDULE 3.4(d)
                                       TO
                            ASSET PURCHASE AGREEMENT


         1. Winans, et al. v. Marco Crane & Rigging, et al., San Diego county Superior Court Case No. 687281; filed June 7, 1995.

         Welch & Howell was originally named in this action but was voluntarily removed as a defendant because plaintiff was precluded from recovery against it by virtue of the worker's compensation exclusive remedy doctrine. However, California Energy Operating Company ("CEOC"), the operator on the site where plaintiff was injured, tendered its defense to Welch & Howell under the applicable drilling contract. A defense is being provided to CEOC by Lloyds of London under Welch & Howell's general liability policy.

         2. Wallace, et al. v. Welton Howard, et al.; Los Angeles County Superior Court Case No. BC154552; filed February 2, 1996.

         Welch & Howell is a named defendant in this action and is vigorously defending each of the pending claims. Welch & Howell has tendered its defense to Geo East Mesa Limited Partners, the operator on the site where plaintiff was injured, under eh applicable drilling contract. A defense and indemnification is being provided by Lloyds of London.

                                   ANNEX 3.5
                                       TO
                            ASSET PURCHASE AGREEMENT



                             IMPERIAL PARTNER LIST



                          % OF
                      PARTNERSHIP                        PARTNER
                      -----------                        -------
                          50%                            David J. Howell
                                                         2453 Mandeville Canyon Road
                                                         Los Angeles, CA  90049
                                                         TIN: ###-##-####

                          50%                            Frank J. Welch
                                                         1723 Lotus
                                                         El Centro, CA  92243
                                                         TIN: ###-##-####

                                                                       EXHIBIT A


                            FORM OF PROMISSORY NOTE


                                                                   Snyder, Texas
US $400,000
                                                              December ___, 1996



         FOR VALUE RECEIVED, PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), promises to pay to the order of Welch & Howell Drilling, Inc., a California corporation (the "Noteholder"), the principal sum of Four Hundred Thousand Dollars ($400,000). Principal shall be paid in six (6) equal monthly installments of Sixty-Six Thousand Six Hundred and Sixty-Six Dollars ($66,666) each, beginning January 1, 1997, and ending on June 1, 1997, at which time the entire principal amount outstanding, if not sooner paid, shall be due and payable. Principal shall be payable at P.O. Box 1851, El Centro, California 92244, or such other place as the Noteholder may designate.

         If any installment of principal under this Note is not paid within ten
(10) days of the date the Noteholder provides PDC written notice of a default in the payment of such installment, the entire principal amount outstanding thereon shall at once become due and payable without additional notice to PDC at the option of the Noteholder. The Noteholder may exercise this option to accelerate during any default by PDC regardless of any prior forbearance. If suit is brought to collect this Note, the Noteholder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorney fees.

         Presentment, notice of dishonor, and protest are hereby waived by PDC.

         Any notice to PDC provided for in this Note shall be given by delivering such notice by certified mail addressed to PDC at 4510 Lamesa Highway, Snyder, Texas 75549, or to such other address as PDC may designate by notice to the Noteholder. Any notice to the Noteholder shall be given by mailing such notice by certified mail, return receipt requested, to the Noteholder at the address stated in the first paragraph of this Note, or at such other address as may have been designated by notice to PDC.

         Neither this Note nor any right or interest of the Noteholder hereunder may be transferred or assigned by the Noteholder to any other party without the prior written consent of PDC.

         The Note is made in the State of Texas and shall be governed by and interpreted in accordance with the internal laws of the State of Texas without regard to its conflicts of law provisions or interpretations.

                                           PDC:

                                           PATTERSON DRILLING COMPANY



                                           By: _________________________________
                                                   Cloyce A. Talbott
                                                   Chief Executive Officer

                                                                       EXHIBIT B



                         REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement ("Agreement") is made and entered into this _ day of December, 1996, by and between PATTERSON ENERGY, INC., a Delaware corporation ("PEC"), and RIG I GROUP, INC., a California corporation ("Rig I"), PHOENIX DRILLING, INC., a California corporation ("Phoenix"), and IMPERIAL EQUIPMENT CO., a California general partnership ("Imperial") (Rig I, Phoenix and Imperial are collectively referred to herein as the "Sellers").

   A. Pursuant to that certain Asset Purchase Agreement dated of even date herewith ("Asset Purchase Agreement"), by and between PEC, Patterson Drilling Company, a wholly-owned subsidiary of PEC ("PDC"), and the Sellers and Welch & Howell Drilling, Inc., a California corporation, PEC has agreed to issue 52,000 shares ("Restricted Shares") of PEC's Common Stock, $0.01 par value (the "Common Stock"), as partial consideration for the drilling rigs and equipment being purchased by PDC from the Sellers.

   B. This Agreement is being entered into in connection with and as a condition to the parties closing the transactions contemplated under the Asset Purchase Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         VII     Certain Definitions. As used in this Agreement the following terms shall have the following respective meanings:

         "Commission" shall mean the United States Securities and Exchange Commission and any successor federal agency having similar powers.

         "Holder" shall mean each of the Sellers and its successors and assigns (including stockholders or partners thereof, as the case may be), and any subsequent successors and assigns, of the Registrable Securities or any portion thereof.

         "Person" shall mean an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" shall mean (i) the Restricted Shares, (ii) Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

         "Registration Expenses" shall mean all expenses incident to PEC's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws and all reasonable printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for PEC and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Person retained by PEC (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that PEC will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by PEC are then listed or on the NASD automated quotation system.

         "Requesting Holder" shall mean any Holder of Registrable Securities who shall request registration of Registrable Securities pursuant hereto.

         "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

         VIII    Restrictions on Transfer. The Restricted Shares were acquired by each of the Sellers from PEC for investment for its own account and not as a nominee or agent and not with a present view to the resale or distribution of any part thereof, except in compliance with the Securities Act. Each of the Sellers acknowledges that the Restricted Shares are "restricted securities" within the meaning of the Securities Act.

         IX      Registration Under Securities Act, etc.

         .1      Registration Upon Demand

                 (a) Demand Rights. At any time after April 1, 1997, but prior to December 1, 1998 ("Demand Registration Period"), but subject to the provisions of Section 3.1(c), below, at the written demand of Requesting Holders and on one (1) occasion only, PEC shall prepare, file with the Commission and use its best efforts to have declared effective a registration statement with respect to the distribution of up to all of the Registrable Securities. Such demand shall be made by written notice to PEC by Requesting Holders, which notice shall (i) request the preparation of the registration statement pursuant to the terms of this Section 3.1, (ii) include the number of Registrable Securities to be offered by Holders of Registrable Securities pursuant to such registration statement and (iii) be sent to all other Holders. PEC may include in such registration any securities of PEC for sale by PEC or persons other than PEC, and such registration shall be deemed to be an incidental registration pursuant to Section 3.2 hereof with Holders having the priority with respect to the Registrable Securities.

                 (b) Expenses. PEC shall pay all Registration Expenses in connection with the registration of Registrable Securities demanded pursuant to this Section 3.1.

                 (c) Restrictions on Demand Registrations. PEC will not be obligated to effect any registration under Section 3.1(a) within three months after the effective date of (i) a registration initiated by PEC; or (ii) a registration in which the Holders of Registrable Securities were given incidental registration rights pursuant to Section 3.2 hereof and in which there was no reduction in the number of Registrable Securities requested to be included (the "Other Registrations"); provided that in either case (i) or (ii) the three-month period can be extended to four months if required by the then managing underwriter. PEC may postpone filing or the effectiveness of a registration statement demanded by Holders under Section 3.1(a) for up to four months following receipt of such demand if PEC has executed in good faith (x) a letter of intent or a commitment letter with an underwriter for a public offering or (y) an agreement in principle relating to an acquisition of assets (other than in the ordinary course of business) or any merger, consolidation or similar transaction, or (z) has made a filing with the Commission under the Securities Exchange Act of 1934 in connection with a tender offer. Notwithstanding anything in this Section 3.1(c) to the contrary, if the Demand Registration Period expires without effectuation of a demand for registration under Section 3.1(a) because of the occurrence of an event specified above in this Section 3.1(c), the Demand Registration Period shall be extended for such additional period as is necessary to effect such registration, provided that such demand is given to PEC prior to the expiration of the Demand Registration Period.

         .2      Incidental Registration.

                 (a) Right to Include Registrable Securities. Subject to the further provisions of this Section 3.2(a), if PEC, at any time commencing on the date of this Agreement and expiring on the third anniversary date hereof, proposes to register any of its equity securities under the Securities Act, for its own account or the account of other holders of PEC's securities, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all Holders of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration and upon the written request of any such Holder delivered to PEC within twenty (20) business days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), PEC will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which PEC has been so requested to register by Holders to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered provided that (i) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, PEC shall determine for any reason not to register such securities, PEC may, at its election give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein); and (ii) if
(A) the registration so proposed by PEC involves an underwritten primary registration on behalf of PEC to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (B) the managing underwriter of such underwritten offering shall advise PEC in writing that, in its good faith judgment, all the shares to be offered by PEC and other parties are greater than can be accommodated without interfering with the successful marketing of all the securities to be then offered publicly for the account of PEC, then the managing underwriter or underwriters shall include in such registration (1) first, the securities PEC proposes to register for sale, and (2) second, any securities requested and permitted to be included in such registration pursuant to incidental or piggyback rights granted to the holders thereof prior to the date of this Agreement, (3) third, the Registrable Securities requested to be included in such registration by the Requesting Holders, pro rata, if necessary, and (4) fourth, any other securities requested to be included in such registration, if any, pro rata; (iii) if (A) the registration so proposed by PEC is an underwritten secondary registration on behalf of holders of PEC's securities, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (B) the managing underwriter of such underwritten offering shall advise PEC in writing that, in its good faith judgment, all the shares to be offered by such requesting holder, PEC and other parties are greater than can be accommodated without interfering with the successful marketing of all of the securities to be then offered publicly for the account of PEC, then the managing underwriter shall include in such registration (1) first, the securities requested to be included therein by the holders requesting such registration, (2) second, any securities requested and permitted to be included in such registration statement pursuant to incidental or piggyback rights granted to the holders thereof prior to the date of this Agreement, (3) third, the securities which are requested to be included in such registration by the Holders of Registrable Securities, pro rata, if necessary,
(4) fourth, any securities to be included in such registration on behalf of PEC, and (5) fifth, any other securities requested to be included in such registration, if any, pro rata.

                 (b) Expenses. PEC will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to Section 3.2.

         .3      Registration Procedures. If and whenever PEC is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.1 or Section 3.2, PEC will promptly:

                 (a) prepare and (in any event within sixty (60) days) file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, such registration statement to comply as to form and content in all material respects with the Commission's forms, rules and regulations;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of (i) such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (ii) the expiration of (A) nine (9) months in the case of a registration of Registrable Securities pursuant to Section 3.1 hereof, or (B) six (6) months in the case of a registration of Registrable Securities pursuant to Section 3.2 hereof, after such registration statement becomes effective, and will furnish to each such seller prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                 (c) furnish to each seller of Registrable Securities one originally executed registration statement, with all amendments, supplements and additional documentation; such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) as such seller may reasonably request;

such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) as required by the Securities Act as such Seller may reasonably request; such documents, if any, incorporated by reference in such registration statement or prospectus; and such other documents as such seller may reasonably request;

                 (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of his Registrable Securities covered by such registration statement, except that PEC shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                 (e) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or if it is necessary to amend or supplement such prospectus or registration statement to comply with law, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing and shall otherwise comply in all material respects with the law and so that such prospectus or registration statement, as amended or supplemented, will comply with law;

                 (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first month of the first fiscal quarter after the effective date of such registration statement, if such earnings statement is necessary to satisfy the provisions of
Section 11(a) of the Securities Act;

                 (g) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                 (h) use its best efforts to list all Common Stock covered by such registration statement on each securities exchange on which any Common Stock is then listed or quote all such Common Stock on NASDAQ if PEC's Common Stock is quoted on NASDAQ, or, if PEC's Common Stock is not then quoted on NASDAQ or listed on any national securities exchange, use its best efforts to have such Common Stock covered by such registration statement quoted on NASDAQ or, at the option of PEC, listed on a national securities exchange.

PEC may require each seller of Registrable Securities as to which any registration is being effected to furnish PEC such information regarding such seller and the distribution of such securities as PEC may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

         .4      Underwritten Offerings.

                 (a) Underwriting Agreement. If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of a Holder or Holders pursuant to the registration demanded under
   Section 3.1, PEC will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by PEC and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 3.6. Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, PEC to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders. No such Holder shall be required by PEC to make any representations or warranties to or agreements with PEC or the underwriters other than reasonable representations, warranties or agreement regarding such Holder, such Holder's Registrable Securities and such Holder's intended method or methods of disposition and any other representation required by law and as provided in Section 3.4(d).

                 (b) Inclusion of Registrable Securities. If PEC at any time proposes to register any of its securities for its own account under the Securities Act as contemplated by Section 3.2 and such securities are to be distributed by or through one or more underwriters,

   PEC will use its best efforts, if requested by any Holder who is entitled to request incidental registration of Registrable Securities in connection therewith pursuant to Section 3.2, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by or through such underwriters; provided that, for purposes of this sentence, best efforts shall not require PEC to reduce the amount of sales price of such securities proposed to be distributed by or through such underwriters. Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between PEC and such underwriters and the representations and warranties by, and the other agreements on the part of, PEC to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders of Registrable Securities. PEC will cooperate with such Holders to the end that the conditions precedent to the obligations of such Holders under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to combined primary and secondary distributions and shall be otherwise satisfactory to such Holders. No such Holder shall be required by PEC to make any representations or warranties other than reasonable representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method or methods of distribution and any other representation required by law and as provided in Section 3.4(d).

                 (c) Selection of Underwriters. Whenever a registration demand pursuant to Section 3.1 is for an underwritten offering, the Holders of Registrable Securities making such demand shall have the right to select the managing underwriter(s) (which shall be an underwriter of national standing) to administer the offering, subject to the approval of PEC, such approval not to be unreasonable withheld. If PEC at any time proposes to register any of its securities under the Securities Act for sale of its own account or for the accounts of any other sellers, including Holder, and such securities are to be distributed by or through one or more underwriters, the selection of the managing underwriter(s) (which shall be an underwriter of national standing) shall be made by PEC and notice of the selection thereof delivered to Holders eligible to participate in such registration.

                 (d)      Holdback Agreements.

                 (i) If any registration pursuant to Section 3.1 or 3.2 shall be in connection with any underwritten public offering, each Holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of Registrable Securities (other than as part of such underwritten public offering) within seven (7) days prior to the effective date of such registration statement or one hundred twenty (120) days after the effective date of such registration statement, unless the underwriters managing the offering otherwise agree.

                 (ii) PEC agrees (A) not to effect any public sale or distribution prohibited by Rule 10b-6 under the Securities Act after the demand or decision to make such registration and (i) prior to the effective date of the registration statement, except as a part of such registration statement or pursuant to any registration statements on Forms S-8 or S-4 or any successor form, unless the managing underwriters of such registration otherwise agree; or (ii) prior to the ninetieth (90th) day after the effective date of such registration statement, and (B) to use its best efforts to cause each holder of at least 10% of its Common Stock or any securities convertible into or exchangeable or exercisable for any of its Common Stock, in each case purchased from PEC at any time after the date of this Agreement (other than in a public offering), to agree not to effect any such public sale or distribution of such securities during such period.

         .5      Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, PEC will give Holders on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and each Requesting Holder and not more than one counsel for all Holders and their respective accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of PEC with its officers and the independent public accountants who have certified its financial statements as shall be necessary in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         .6      Indemnification.

                 (a) Indemnification by PEC. In the event of any registration of any securities of PEC under the Securities Act, PEC will, and hereby does, indemnify and hold harmless Holder, its partners and each other person, if any, who controls Holder within the meaning of the Securities Act, in each case, against any losses, claims, damages, liabilities or expenses, joint or several (including, without limitation, the costs and expenses of investigating, preparing for and defending any legal proceeding, including reasonable attorney's fees), to which such Holder or any such director, trustee, officer, employee or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and PEC will reimburse Holder and each such partner and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending or settling any such loss, claim, liability, action or proceeding; provided that PEC shall not be liable in any such case to the extent that any loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to PEC through an instrument duly executed by Holder or any such partner or controlling person specifically stating that it is for use in preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any such partner or controlling person and shall survive the transfer of such securities by Holder. PEC will make provision for contribution in lieu of any such indemnity that may be disallowed as shall be reasonably requested by Holder.

                 (b) Indemnification by Holder. In the event of any registration of any securities of PEC under the Securities Act (pursuant to which Holder sells Registrable Securities covered by such registration statement), Holder will, and hereby does, indemnify and hold harmless PEC, each director of PEC, each officer of PEC who shall sign such registration statement and each other person, if any, who controls PEC within the meaning of the Securities Act from and against losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with written information furnished to PEC through an instrument duly executed by Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of PEC or any such director, officer or controlling person and shall survive the transfer of such securities by Holder.

                 (c) Notice of Claims, etc. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 3.6, such person (hereinafter called the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any other party the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for the settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) Indemnification Unavailable. If the indemnification provided for in this Section 3.6 is unavailable as a matter of law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under any such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by such indemnified party on the one hand and the indemnifying parties on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of such indemnified party on the one hand and the indemnifying parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnified party and the indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by such parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omissions. The parties agree that it would not be just and equitable if contribution pursuant to this Section 3.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or settling any such action or claim.

                 (e) No Settlement, etc. No indemnifying party shall, except with the written consent of the indemnified party, consent to entry of any judgment or entry into settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action.

                 (f) Indemnity Operative and in Full Force. The indemnity and contribution agreements contained in this Section 3.6 shall remain operative and in full force and effect regardless of any termination of this Agreement.

         X       Rule 144.

                 (a) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Securities to the public without registration, PEC shall use its best efforts to:

                 (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the date of this Agreement;

                 (ii) File with the Commission in a timely manner all reports and other documents required of PEC under the Securities Act and the Securities Exchange Act of 1934 ("Exchange Act"); and

                 (iii) So long as any Holder owns any Registrable Securities, furnish to Holders as soon as reasonably practicable after request a written statement by PEC as to its compliance with the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of PEC filed with the Commission, and such other reports filed by PEC with the Commission.

                 (b) Further Assurances. PEC shall take such action any Holder may reasonably request from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon written request of any Holder, PEC will deliver to such Holder a written statement as to whether it has complied with such requirements.

         XI      Amendments and Waivers. This Agreement may be amended, and PEC may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if PEC shall have obtained the written consent to such amendment, action or omissions to act of the Holder or Holders of at least 51% or more of the shares of Registrable Securities.

         XII     Nominees for Beneficial Owners. In the event that any
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, PEC may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         XIII    Notices. Notices and other communications under this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, addressed

                 (a) to any Holder at the address provided to Company in writing by such Holder or as shown on stock transfer books of PEC unless such Holder has advised PEC in writing of a different address as to which notices shall be sent under this Agreement, and

                 (b) if to PEC at P.O. Drawer 1416, Snyder, Texas 79550 to the attention of its President or to such other address as PEC shall have furnished to each Holder.

         XIV     Successors and Assigns. All covenants and agreements in this
Agreement by or on behalf of either of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement are for the benefit of any Holder of Registrable Securities.

         XV Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, but subject to the provisions of Section 3.1 hereof, shall inure to the benefit of and be enforceable by, any Holder or Holders of Registrable Securities. This Agreement embodies the entire agreement and understanding between PEC and the other parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in counterparts, each of which shall be an original, but both of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                           PEC:
                                           PATTERSON ENERGY, INC.


                                           By:  ______________________________
                                                   Cloyce A. Talbott
                                                   Chief Executive Officer

                                           SELLERS:

                                           RIG I GROUP, INC.


                                           By:  ______________________________
                                                       William P. Mason
                                                       President

                                           PHOENIX DRILLING, INC.


                                           By:  ______________________________
                                                       William J. Nasif
                                                       President

                                           IMPERIAL EQUIPMENT CO.


                                           By:  ______________________________
                                                       David J. Howell, Partner

                                           By:  ______________________________
                                                       Frank J. Welch, Partner

                                                                     EXHIBIT C-1

                          BILL OF SALE AND ASSIGNMENT


         KNOW ALL MEN BY THESE PRESENTS, that, pursuant to that certain Asset Purchase Agreement among PATTERSON ENERGY, INC. ("PEC"), a Delaware corporation, PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation wholly-owned by PEC, and RIG I GROUP, INC. ("Rig I"), a California corporation, PHOENIX DRILLING, INC. ("Phoenix"), a California corporation, WELCH & HOWELL DRILLING, INC. ("Welch & Howell"), a California corporation, and IMPERIAL EQUIPMENT CO., a California general partnership (Rig I, Phoenix and Welch & Howell are collectively referred to herein as the "Assignors"), the Assignors, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grant, bargain, sell, convey and transfer unto PDC (the "Assignee"), all of the Assignors' right, title, and interest in and to the three drilling rigs (Rig No. 2, Rig No. 4 and Rig No. 11) and related equipment set forth in Appendix A attached hereto and incorporated herein by this reference. Appendix A is intended to describe the equipment offered for sale in its entirety.

         TO HAVE AND TO HOLD the same unto the Assignee and the Assignee's successors and assigns forever. Each of the Assignors hereby covenants and agrees that it has the full right, power, and authority to sell, convey, and transfer the foregoing property to the Assignee pursuant to this Bill of Sale and Assignment. This sale and transfer is made on an "as is, where is" basis. Other than the power and authority to sell and transfer the property, Assignor makes no warranties, express or implied, regarding the foregoing property.

         IN WITNESS WHEREOF, the Assignors have caused this Bill of Sale and Assignment to be duly executed by their respective duly authorized officers as of the ____ day of December, 1996.

                                           RIG I GROUP, INC.


                                           By: ______________________________
                                                William P. Mason
                                                President

                                           PHOENIX DRILLING, INC.


                                           By: _______________________________
                                                       William J. Nasif

                                           WELCH & HOWELL DRILLING, INC.

                                            By: ______________________________
                                                   David J. Howell
                                                   President

                                   APPENDIX A
                                       TO
                          BILL OF SALE AND ASSIGNMENT
                                      FROM
                               RIG I GROUP, INC.
                             PHOENIX DRILLING, INC.
                                      AND
                         WELCH & HOWELL DRILLING, INC.
                                       TO
                           PATTERSON DRILLING COMPANY
                           (LIST OF ASSETS ASSIGNED)

                                                                     EXHIBIT C-2



                          BILL OF SALE AND ASSIGNMENT



         KNOW ALL MEN BY THESE PRESENTS, that, pursuant to that certain Asset Purchase Agreement among PATTERSON ENERGY, INC. ("PEC"), a Delaware corporation, PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation wholly-owned by PEC, and RIG I GROUP, INC., a California corporation, PHOENIX DRILLING, INC., a California corporation, WELCH & HOWELL DRILLING, INC., a California corporation, and IMPERIAL EQUIPMENT CO., a California general partnership ("Imperial") (Imperial is referred to herein as the "Assignor"), the Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, conveys and transfers unto PDC (the "Assignee"), all of the Assignor's right, title, and interest in and to the properties "as is, where is," set forth on Appendix A attached hereto and incorporated herein by this reference:

         TO HAVE AND TO HOLD the same unto the Assignee and the Assignee's successors and assigns forever. Assignor hereby covenants and agrees that it has the full right, power, and authority to sell, convey, and transfer the foregoing properties to the Assignee pursuant to this Bill of Sale and Assignment.

         IN WITNESS WHEREOF, the Assignor has caused this Bill of Sale and Assignment to be duly executed by its partners as of the ____ day of December, 1996.

                                     IMPERIAL EQUIPMENT CO.,
                                     a California General Partnership

                                     By: _____________________________________
                                           David J. Howell
                                           Partner

                                     By: _____________________________________
                                           Frank J. Welch
                                           Partner

                                   APPENDIX A
                                       TO
                          BILL OF SALE AND ASSIGNMENT
                                      FROM
                             IMPERIAL EQUIPMENT CO.
                                       TO
                           PATTERSON DRILLING COMPANY



                                           LICENSE                                                   VIN
CRANES

   82 ton 71 Linkbelt                              1LRE853                                       18H A335

   50 ton Hydro 81 Linkbelt                        2EMX372                                       36H 1774


MISC EQUIPMENT

   Superior 700 drawworks w/ (2) 3412 Cat engines

   Gardner Denver 37 1/2" rotary table


TRUCKS

   93 Freightliner                                 9C15047                             1FUYDXYB9PP47 9258

   91 Freightliner                                 4E61203                             1FUYDXYB4MP50 2813

   91 Freightliner                                 4E61204                             1FUYDXYB6MP50 2814

   91 Freightliner                                 4E61202                             1FUYDXYB2MP50 2815

   81 AutoCar                                      3DAP300                             1WBRCCJEXBU09 3469

   80 International                                3Y21653                                 AA185KHA1 6222



TRAILERS

   48' lowboy '81 Leffler                          1UC8168                                                    OTCN07 9085

   48' lowboy '81 Leffler                          1UC8216                                                    OTCN21 1790

   48' lowboy '81 Hercules                         1US3548                                             1HZL48308B100 2855

   40' float '81 Nuttal                            XU5070                                                       NMC5 0218

   40' float '81 Nuttal                            XU5071                                                       NMC5 0215

   40' float '81 Nuttal                            XU5072                                                       NMC5 0216

                                                   LICENSE                                                       VIN

   40' float '81 Nuttal                            XU5073                                                       NMC5 0217

   40' float '81 Nuttal                            XU5074                                                       NMC5 0214

   40' flatbed '81 Lufkin                          UX7133                                              1Lo1B4027B105 8113

   40' flatbed '66 Fruehauf                        XC8460                                                      VVG35 1904

   40' flatbed '78 Aztec                           XM8419                                                        HT1 9991

   40' flatbed '82 Aztec                           XP5901                                              1AZBG1A12B101 2516

   40' flatbed '82 Aztec                           XP5902                                              1AZBG1A14B101 2517

   40' flatbed '82 Aztec                           XP5903                                              1AZBG1A16B101 2518

   35' lowboy '75 Fruehauf                         XT4283                                                      FWS66 8107

                                                                     EXHIBIT D-1

                                    FORM OF
                        INVESTMENT REPRESENTATION LETTER
                                      FOR
                          WELCH & HOWELL AND IMPERIAL
                                      AND
                       STOCKHOLDERS AND PARTNERS THEREOF


                                     [Date]



Patterson Energy, Inc.
4510 Lamesa Highway
Snyder, Texas 79549


         This letter is being submitted to Patterson Energy, Inc. ("PEC") in connection with and as a condition to PEC's closing of the Asset Purchase contemplated by the Asset Purchase Agreement among PEC, Patterson Drilling Company ("PDC") and Rig I Group, Inc., Phoenix Drilling, Inc., Welch & Howell Drilling, Inc. ("Welch & Howell") and Imperial Equipment Co. ("Imperial"). Capitalized terms not defined herein shall have the meaning given them in the Memorandum (as defined below).

         (a)     Representations and Warranties.

         The undersigned hereby represents and warrants to PEC that the following statements are true:

         .1      The undersigned has been furnished a copy of the Memorandum, dated November __, 1996 (the "Memorandum") containing a copy of PEC's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and all other reports filed by PEC with the Securities and Exchange Commission since January 1, 1996 (collectively, the "Reports") and has carefully reviewed the Memorandum and the Reports, including, but not limited to, (i) the statements in the Memorandum relating to taxation of the Asset Purchase and lack of free transferability of the PEC Common Stock and PEC Promissory Notes to be issued to the stockholders of Welch & Howell and the partners of Imperial by PEC as consideration for the Asset Purchase, and (ii) the section entitled "Disclosure Concerning Forward-Looking Statements," setting forth certain Cautionary Statements or risk factors relating to PEC and its businesses and operations.

Patterson Energy, Inc.
[Date]
Page 2

         .2      The undersigned has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in PEC vis-a-vis the PEC Common Stock and PEC Promissory Notes to be issued by PEC as consideration for the Asset Purchase.

         .3      The undersigned has had an opportunity to ask questions of PEC and its management concerning PEC and PDC, the businesses of PEC and PDC and the PEC Common Stock and the PDC Promissory Notes, and, if asked, all such questions have been answered to the full satisfaction of the undersigned.

         .4      The undersigned understands that PEC has not registered the offer or sale of the PEC Common Stock or PEC Promissory Notes under the Securities Act of 1933, as amended (the "Act"), in reliance upon an exemption therefrom under Section 4(2) of the Act and the provisions of Regulation D promulgated thereunder. The undersigned therefore acknowledges that in no event may he/she sell or otherwise transfer the PEC Common Stock or the PDC Promissory Notes without registration under the Act (see paragraph (h) below) or an exemption therefrom, and that he/she must therefore hold the PEC Common Stock and the PEC Promissory Notes for an indefinite period of time.

         .5      The undersigned represents that he/she will acquire the PEC
Common Stock and PEC Promissory Notes for his/her own account, with no intention to distribute or offer to distribute the same to others, and understands that the issuance by PEC of, the PEC Common Stock and PEC Promissory Notes will be predicated upon the undersigned's lack of such intention.

         .6      The undersigned understands that neither the Securities and
Exchange Commission nor the securities commissioner of any state has received or reviewed any documents relative to an investment in PEC, or has made any finding or determination relating to the fairness of an investment in PEC.

         .7 The undersigned acknowledges that stop transfer instructions will be placed with PEC's transfer agent to restrict the resale, pledge, hypothecation or other transfer of the PEC Common Stock and that the terms of the PEC Promissory Notes will prohibit sale thereof without the prior written consent of PEC.

Patterson Energy, Inc.
[Date]
Page 3

         .8      The undersigned acknowledges that, except as provided in the
Registration Rights Agreement attached as Exhibit B to the Stock Purchase Agreement, PEC is under no obligation to register the PEC Common Stock, for sale under the Act or to assist the undersigned in complying with any exemption from registration under the Act, or any state securities laws. The undersigned further acknowledges that PEC's limited agreement to register the PEC Common Stock as described in the Registration Rights Agreement will be on a best-efforts basis only. The undersigned further acknowledges that PEC has no obligation to register the PEC Promissory Notes for sale under the Act and that, therefore, the Notes will not be registered.

         .9      If other than a natural person, the undersigned was not
organized for the specific purpose of acquiring the PEC Common Stock or PEC Promissory Notes.

         .10     The undersigned understands and acknowledges that the
foregoing representations and warranties will be relied upon by PEC in connection with the issuance of the PEC Common Stock and PEC Promissory Notes.

         .11     The undersigned is not relying on PEC or PDC with respect to the economic considerations of the undersigned relating to the issuance to the undersigned of the PEC Common Stock or PEC Promissory Notes. In regard to such considerations, the undersigned has relied upon the advice of, or has consulted with, only his own advisors, if any.

         .12     If a natural person, the undersigned ____ has or ____ does not have (i) an individual net worth, or joint net worth with the undersigned's spouse in excess of $1 million, and/or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned's spouse in excess of $300,000 in each of such years and has a reasonable expectation of reaching the same income level in the current year.

         (b)     Indemnification.

         The undersigned agrees to indemnify and hold harmless PEC and PDC, or either of them, the officers, directors and affiliates of either of them and each other person, if any, who controls either of them, within the meaning of
Section 15 of the Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein.

Patterson Energy, Inc.
[Date]
Page 4

         (c)     Authority.

         If the undersigned is a corporation, partnership, trust or estate, the undersigned has all right and authority, in his capacity as an officer, general partner, trustee or executor of such corporation, partnership, trust or estate, as the case may be, to execute and deliver this letter on behalf of such corporation, partnership, trust or estate, as the case may be, and this letter is a valid and binding agreement of such corporation, partnership, trust or estate, as the case may be, enforceable in accordance with its terms.

         (d)     Survival.

         All representations, warranties and covenants contained in this letter shall survive the closing of the Asset Purchase. The undersigned acknowledges and agrees that this letter shall survive the death or disability of the undersigned.


                                           Very truly yours,




                                           _____________________________

                                                                     EXHIBIT D-2

                                    FORM OF
                        INVESTMENT REPRESENTATION LETTER
                                      FOR
                               RIG I AND PHOENIX
                                      AND
                              STOCKHOLDERS THEREOF


                                     [Date]



Patterson Energy, Inc.
4510 Lamesa Highway
Snyder, Texas 79549


         This letter is being submitted to Patterson Energy, Inc. ("PEC") in connection with and as a condition to PEC's closing of the Asset Purchase contemplated by the Asset Purchase Agreement among PEC, Patterson Drilling Company ("PDC") and Rig I Group, Inc. ("Rig I"), Phoenix Drilling, Inc. ("Phoenix"), Welch & Howell Drilling, Inc. and Imperial Equipment Co. Capitalized terms not defined herein shall have the meaning given them in the Memorandum (as defined below).

         (e)     Representations and Warranties.

         The undersigned hereby represents and warrants to PEC that the following statements are true:

         .1      The undersigned has been furnished a copy of the Memorandum, dated November __, 1996 (the "Memorandum") containing a copy of PEC's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and all other reports filed by PEC with the Securities and Exchange Commission since January 1, 1996 (collectively, the "Reports") and has carefully reviewed the Memorandum and the Reports, including, but not limited to, (i) the statements in the Memorandum relating to taxation of the Asset Purchase and lack of free transferability of the PEC Common Stock and PEC Promissory Notes to be issued to the stockholders of Rig I and Phoenix by PEC as consideration for the Asset Purchase, and (ii) the section entitled "Disclosure Concerning Forward-Looking Statements," setting forth certain Cautionary Statements or risk factors relating to PEC and its businesses and operations.

Patterson Energy, Inc.
[Date]
Page 2


         .2      The undersigned has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in PEC vis-a-vis the PEC Common Stock to be issued by PEC as consideration for the Asset Purchase.

         .3      The undersigned has had an opportunity to ask questions of PEC and its management concerning PEC and PDC, the businesses of PEC and PDC and the PEC Common Stock, and, if asked, all such questions have been answered to the full satisfaction of the undersigned.

         .4      The undersigned understands that PEC has not registered the offer or sale of the PEC Common Stock under the Securities Act of 1933, as amended (the "Act"), in reliance upon an exemption therefrom under Section 4(2) of the Act and the provisions of Regulation D promulgated thereunder. The undersigned therefore acknowledges that in no event may he/she sell or otherwise transfer the PEC Common Stock or the PDC Promissory Notes without registration under the Act (see paragraph (h) below) or an exemption therefrom, and that he/she must therefore hold the PEC Common Stock for an indefinite period of time.

         .5      The undersigned represents that he/she will acquire the PEC
Common Stock for his/her own account, with no intention to distribute or offer to distribute the same to others, and understands that the issuance by PEC of, the PEC Common Stock will be predicated upon the undersigned's lack of such intention.

         .6      The undersigned understands that neither the Securities and
Exchange Commission nor the securities commissioner of any state has received or reviewed any documents relative to an investment in PEC, or has made any finding or determination relating to the fairness of an investment in PEC.

         .7      The undersigned acknowledges that stop transfer instructions will be placed with PEC's transfer agent to restrict the resale, pledge, hypothecation or other transfer of the PEC Common Stock.

         .8      The undersigned acknowledges that, except as provided in the
Registration Rights Agreement attached as Exhibit B to the Stock Purchase Agreement, PEC is under no obligation to register the PEC Common Stock, for sale under the Act or to assist the undersigned in complying with any exemption from registration under the Act, or any state securities laws. The undersigned

Patterson Energy, Inc.
[Date]
Page 3


further acknowledges that PEC's limited agreement to register the PEC Common Stock as described in the Registration Rights Agreement will be on a best-efforts basis only.

         .9      If other than a natural person, the undersigned was not
organized for the specific purpose of acquiring the PEC Common Stock or PEC Promissory Notes.

         .10     The undersigned understands and acknowledges that the
foregoing representations and warranties will be relied upon by PEC in connection with the issuance of the PEC Common Stock.

         .11     The undersigned is not relying on PEC or PDC with respect to the economic considerations of the undersigned relating to the issuance to the undersigned of the PEC Common Stock. In regard to such considerations, the undersigned has relied upon the advice of, or has consulted with, only his own advisors, if any.

         .12     If a natural person, the undersigned ____ has or ____ does not have (i) an individual net worth, or joint net worth with the undersigned's spouse in excess of $1 million, and/or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned's spouse in excess of $300,000 in each of such years and has a reasonable expectation of reaching the same income level in the current year.

         (f)     Indemnification.

         The undersigned agrees to indemnify and hold harmless PEC and PDC, or either of them, the officers, directors and affiliates of either of them and each other person, if any, who controls either of them, within the meaning of
Section 15 of the Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein.

         (g)     Authority.

         If the undersigned is a corporation, partnership, trust or estate, the undersigned has all right and authority, in his capacity as an officer, general partner, trustee or executor of such corporation, partnership, trust or estate, as the case may be, to execute and deliver this letter on behalf of such

Patterson Energy, Inc.
[Date]
Page 4


corporation, partnership, trust or estate, as the case may be, and this letter is a valid and binding agreement of such corporation, partnership, trust or estate, as the case may be, enforceable in accordance with its terms.

         (h)     Survival.

         All representations, warranties and covenants contained in this letter shall survive the closing of the Asset Purchase. The undersigned acknowledges and agrees that this letter shall survive the death or disability of the undersigned.


                                        Very truly yours,




                                        __________________________________